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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-87008, 333-21895, and 333-100511) of Schnitzer Steel Industries, Inc. of our reports dated October 1, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP
Portland, Oregon
November 22, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS